Vectren Corporation Investor Presentation MARCH 2016

Carl Chapman Chairman, President and CEO Management Representatives Susan Hardwick Senior Vice President and CFO Naveed Mughal Treasurer and Vice President, Investor Relations 2

All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2015 annual report on Form 10-K filed on February 23, 2016. Vectren also uses non-GAAP measures to describe its financial results. More information can be found in the Appendix related to the use of such measures, including a reconciliation of GAAP to non-GAAP measures. Naveed Mughal, Treasurer and VP, Investor Relations nmughal@vectren.com 812-491-4916 Forward-Looking Statements and Non-GAAP Measures 3

4 2015 Results and Highlights Strong Utility Earnings Growth; VESCO Returns to Profitability Consolidated  2015 EPS of $2.39 – solid growth vs. $2.28 in 2014*  Utility earnings growth continues to drive results  VISCO Distribution and VESCO exceeded expectations Utility  Achieved strong earnings of $1.95/sh. vs. $1.80/sh. in 2014  Earned our overall allowed return again in 2015  Gas utility infrastructure investments continue to drive growth Dividend & Balance Sheet  Increased dividend 5.3% in November 2015  56 consecutive years of dividend increases  Strong credit ratings, Stable outlook: A- / A2 at S&P / Moody’s * Results discussions exclude Coal Mining in 2014

Vectren’s 2016 EPS Guidance Affirmed 5 2016 EPS Guidance Utility $1.95 - $2.05 Nonutility $0.50 - $0.60 Consolidated $2.45 - $2.65 Key Drivers in 2016  Continue to execute on approved gas utility investment plans  Earn allowed utility return driven by margin growth, cost control  Convert record high backlog to earnings at VISCO and VESCO

6 Consistent Earnings Growth Continues As Does Higher Dividend Growth * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition *** 2016E dividend represents annualized Dec. 1, 2015 dividend $1.65 $1.73 $1.94 $2.12 $2.28 $2.39 $2.55 $1.37 $1.39 $1.41 $1.43 $1.46 $1.60 $1.60 83% 80% 72% 67% 64% 64% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2010 2011 2012 2013 * 2014 ** 2015E 2016E *** P a y ou t Rati o P e r S ha re EPS Dividend Payout EPS Midpoint Five Years of Consistent Earnings Growth; Expected to Continue

Vectren’s Financial Targets Annual Total Shareholder Return* 9-11% Consolidated Earnings Growth 5-7% Dividend Growth 5-7% Consolidated Payout Ratio 60% Utility Earnings Growth 4-6% Utility Payout Ratio 70% Nonutility Earnings Growth** 12-15% 7 Long-Term Financial Targets Affirmed Infrastructure Opportunities Continue to Lead the Way * Defined as earnings growth plus dividend yield ** VISCO EPS growth target of $0.05-0.07/year; VESCO, $0.03-0.05/year

8 Utility Outlook Significant gas infrastructure investments to drive growth

Utility Business Review

2015 Review and Earnings Outlook

VECTREN

2015 Review	➢ Achieved EPS of $1.95, led by returns on growing gas investment and lower O&M; weather basically normal ➢ Another successful year of meeting safety and reliability targets
2016 Outlook	➢ Growth from gas infrastructure investments continues ➢ Expect to earn our overall allowed return for fifth year in a row ➢ Indiana & Ohio unemployment rates remain below national avg
Long-Term Outlook	➢ Growth driven by $2.2B in primarily gas investments ('16-'20)



VVC Earnings
Current
Nonutility
~20%
Utility
~80%
Utility Earnings
2016E
Gas: ~52%
Electric: ~48%
Utility Earnings
2020E
Gas: ~65%
Electric:
~35%

9

Utility Business Review
Regulatory Update


IN
OH

- Vectren Energy Delivery of Indiana – North (gas only)
- Vectren Energy Delivery of Indiana – South (gas & electric)
- Vectren Energy Delivery of Ohio (gas only)

Gas Utilities - Indiana

- **Long history of constructive regulatory and legislative environment**
- Vectren's 7-yr. gas infrastructure investment plan has been approved by the Commission; rate case likely filed at end of plan (2020)
- As of Oct. 2015 filing, 7-yr. plan now totals ~$1B; awaiting order as part of semi-annual review process

Gas Utility - Ohio

- **Regulatory/legislative environment continues to be very supportive of gas infrastructure investment**
- Next rate case likely filed in late 2017 or early 2018 when the current five-year extension of the distribution replacement rider mechanism ends

Electric Utility - Indiana

- Evaluation of EPA rules and resulting generation-related investment is underway; expect additional cap ex would be recoverable under SB251/29 in the mid- to long-term
- MATS/NOV project: MATS portion approved, ~$35M; due to appeal, awaiting approval of NOV portion, ~$40M

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Utility Business Review

Indiana Integrated Resource Plan (IRP) Process Overview

IRP Process Overview	➢ Indiana electric utilities submit IRP's every 2 years ➢ Indiana Commission reviews IRP's (doesn't approve or reject) ➢ Performed in order to promote reliability throughout the state
Complexities of our 2016 IRP	➢ Uncertainty around significant regulations – water, ash, carbon ➢ A large customer (SABIC) is moving to partial self-generation; a large employer (Alcoa; self-generates) is restructuring operations
Supportive Mechanisms	➢ Substantial additional cap ex likely in mid- to long-term; recovery expected via existing mechanisms such as SB251

2016 IRP Milestones


Early 2016
IRP Modeling Work Begins
April 2016
First IRP Stakeholder Mtg.
July 2016
Second IRP Stakeholder Mtg.
November 2016
Third IRP Stakeholder Mtg.
November 2016
File IRP with Indiana Commission

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12 Utility Business Review Initial Thoughts on Bonus Depreciation Extension  Dec. 2015: bonus depreciation extended for 5 years (’15-’19)  Bonus depreciation rule is 50% for property placed in service in 2015-2017, 40% in 2018, and 30% in 2019 Background  Ongoing analysis includes: impact on customer rates; accelerated or incremental investment opportunities; balance sheet strength  We currently expect to use incremental cash (~$225M thru ‘19) from accelerated deduction to delay planned financing associated with current cap ex plans; modestly EPS positive (less interest) Initial Viewpoint  Continue to analyze potential impact, including cap ex needs related to our significant gas infrastructure investments and potential increased electric cap ex driven by regulations  Higher gas and/or electric cap ex could drive reconsideration of use of cash available from bonus depreciation election Next Steps

13 Utility Business Review Strong Balance Sheet and Liquidity Overall Goals  Long history of high investment-grade credit ratings  Utility funds ~85-90% of Vectren’s dividend  Targeting utility payout ratio of 70% 2016 Financing Plans  Nominal debt maturities at utility ($13M) and nonutility ($60M)  Impact from bonus depreciation election likely results in no need to issue incremental LTD in 2016 Current Long- Term Outlook  No public equity offerings planned; ~$7M/yr. of DRIP proceeds  2016-2020: Expect incremental debt financing of ~$250-300M and transfer of available cash flow from nonutility of ~$200M Consolidated Cap. Structure Dec. 31, 2015 Equity 48% Debt 52% Utility Cap. Structure Dec. 31, 2015 Equity 52% Debt 48% Credit Facilities Expire October 31, 2019 Utility $350M Nonutility $250M $585M available at 12/31/15

14 Utility Business Review Successfully Achieving Consistent Earnings Growth $1.50 $1.68 $1.72 $1.80 $1.95 $2.00 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 $2.10 2011 2012 2013 2014 2015 2016E Utility Earnings Per Share Midpoint 2011-2016E CAGR: ~6% Target: 4-6% Utility Earnings Growth

15 Nonutility Outlook U.S. gas utilities’ investments drive VISCO’s long-term growth VESCO continues to build on the return to profitability in 2015

- 100 200 300 400 500 600 700 800 2011 2012 2013 2014 2015 2016E # of Distribution Crews* (at peak) 16 Infrastructure Services (VISCO) Distribution Construction Business Review 2015 Review (Distribution) 2016 Outlook (Distribution)  5-yr master service agr. (MSA) renewed w/ largest customer  Distribution backlog up significantly from 12/31/14  Ample work already lined up in ‘16 to support record # of new crews  Record revenue driven by utilities’ gas infrastructure spend  13% CAGR for construction crew count (‘11-’15) has driven significant earnings growth Long-Term Outlook  Growth tied to gas utilities’ distribution infrastructure programs * 4 employees per crew on average States of Operation $Billions Years Ohio $7.9 8-25 Pennsylvania $6.2 3-50 Indiana $5.6 8-25 Michigan $4.6 5-10 Kentucky $1.0 1-30 VISCO’s Top 5 States for Distribution Work Announced Gas Infrastructure Programs** ** Table reflects cap ex in 2016 and beyond, not from inception

17 39 States & D.C. with Accelerated Infrastructure Replacement Programs States of operation for VISCO’s distribution business Source: American Gas Association

18 Infrastructure Services (VISCO) Transmission Construction Business Review 2015 Review (Transmission) 2016 Outlook (Transmission)  New 3-yr MSA just signed w/ largest customer for station work  Transmission backlog up slightly; bidding activity remains high  Expect 1H16 VISCO losses; more significant in Q1  Revenue near ‘14 level despite challenging macro environment  Margin compression due to greater competition; compounded by nonrenewal of significant maintenance contract in Q2 Long-Term Outlook  Growth tied to PHMSA-driven maintenance/integrity work Integrity dig project Station fabrication and pipeline construction

VISCO Transmission

Target Market and Mid 2016-2018 Outlook

Transmission's target market

Pipeline maintenance and integrity work


Stations, Maint., & Integrity 60%
Gathering, Midstream, & Long-haul 40%

% of Transmission Rev. 2015


~80-90%
Maintenance or integrity related (non-E&P)

% of Total VISCO Rev. Annually

Competition increased in our target maintenance market in '15 as new pipe projects stalled, pressuring margins

With >14K miles of pipeline projects expected in mid-'16 to '18, competition in the maintenance market should ease

Expect to be able to return to target market focus beginning in 2017

Customers (partial list)

- CenterPoint Energy
- Enbridge
- Rice Energy
- Koch Pipeline Company, L.P.
- Hess
- NIPSCO
- Columbia Pipeline Group

Primary Types of Work
Pipeline integrity digs
Terminal maint.
Compressor station maint.
Pump station maint.
Hydrostatic testing
New pipe construction
Other pipe maint.


New Oil, NatGas, & NGL Pipeline Activity
(Greenfield Developments)
Miles
10,000
8,000
6,000
4,000
2,000
0
2014
2015
2016
2017
2018
>14,000 miles

Source: Ponderosa Energy (Jan. 2016)

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$82 $77 $72 $144 $226 $237* $- $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016E Ending Backlog In millions 20 Energy Services (VESCO) Performance Contracting and Sustainable Infrastructure Review 2015 Review 2016 Outlook  Backlog points to continued solid revenue & earnings growth  Focus will be project execution and re-building sales funnel  Change in law will reduce 179D’s contribution to earnings in ‘16  As expected, returned to profitability with earnings of $1.2M, excl. 179D impact (more on 179D - VESCO metrics, Appendix)  Record new orders of $258M exceeded 2014’s record by >35% Long-Term Outlook  Demand drivers here to stay: energy efficiency/security and sustainable infrastructure including renewables/clean energy Sales funnel of nearly $340M remains strong, even with strong Q4 sales * Updated to reflect Q4 results

21 Key VESCO Projects Represents Success/Strength Across All Sectors NASA Johnson Space Center (Federal)  $47M project includes combined heat and power plant, which will provide approximately two-thirds of the campus’ electric demand  Competitively selected from among the 15 other U.S. Department of Energy approved energy services contractors; project signed Q3 ‘15 Frederick Winchester Service Authority (Sustainable Infrastructure)  $45M project includes energy efficiency improvements and anaerobic digesters designed to receive organic waste from local food processors  Project secured by Sustainable Infrastructure group in 2014 – has led to three project wins in this sector since then (not yet signed) University of Illinois Phase 2 Project (Public)  $41M energy & infrastructure upgrade project for the College of Engr.  Follows successful $21M Phase 1 project at Veterinary Med. complex  Selected ahead of four other leading industry competitors; signed Q4 ‘15

Closing Remarks 22

23 Investment Considerations Vectren positioned for consistent and strong growth $1.73 $1.94 $2.12 $2.28 $2.39 $2.55 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 2011 2012 2013 * 2014 ** 2015 2016E Vectren Earnings Per Share Midpoint * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition Target: 5-7% Earnings Growth 2011-2016E CAGR: 8.1% Keys to VVC’s Value Proposition  Demonstrated execution of utility-focused corporate strategies  Strong record of consistent earnings and dividend growth  Focused on infrastructure- and efficiency-related work across all business segments to drive TSR goal of 9-11% annually Valuation Observations  As of 2/22/16, VVC stock price of $45.51/sh., ‘16 P/E of 18.0x, and 3.5% yield based upon annualized dividends of $1.60/sh.  The median yield of our peers (22 co.’s) is 3.1%; implies VVC is trading at a significant discount even though the dividend is 85-90% funded by the utility 2013-2016E CAGR: 6.3%

Appendix

Consolidated 2015 Results In millions, except per share amounts 2015 2014 2015 2014 Utility Group 46.6$ 39.8$ 160.9$ 148.4$ Nonutility Group Infrastructure Services 10.1 15.5 29.7 43.1 Energy Services 7.7 1.5 7.3 (3.2) Other Businesses 0.3 (0.4) (0.7) (0.8) Nonutility Group (1) 18.1 16.6 36.3 39.1 Corporate and Other 0.5 (0.2) 0.1 0.5 Earnings (1) 65.2$ 56.2$ 197.3$ 188.0$ Earnings Per Share Utility Group 0.56$ 0.48$ 1.95$ 1.80$ Nonutility Group (1) 0.22 0.20 0.44 0.47 Corporate and Other 0.01 - - 0.01 EPS (1) 0.79$ 0.68$ 2.39$ 2.28$ Weighted Avg Shares Outstanding - Basic 82.7 82.6 82.7 82.5 (1) Excludes Coal Mining Results in 2014 - Year of Disposition Net Income (Loss) - Coal Mining 0.3$ (21.1)$ EPS - Coal Mining -$ (0.26)$ Ended Dec 31 Ended Dec 31 3 Months 12 Months 25 Appendix

2016 Utility EPS Guidance Expecting $1.95 to $2.00 per share Appendix 26 D&A Wholesale Power Margin Gas Large Customer Margin Gas Infrastructure Return Growing rate base Low gas prices Demand growth Investment growth Cost control 2015 Actual $1.95 2016E Midpoint $2.00 Other Operating Expenses Still below target* of $290-300M * Targeting $290-300 million annually through 2020 for non pass-thru O&M

Outlook  Expecting long-term gas customer growth of ~0.5-1.0%  Expecting long-term electric customer growth of ~0.5%  Continued focus on cost control, targeting $290-300 million annually through 2020 for non pass-thru O&M • 2016E of $284 million represents <1% CAGR from original 2012 target of ~$280 million • Some annual variability, including planned electric generation maintenance and performance- based compensation Utility Guidance & Outlook 2016E 2015 $ in millions Midpoint Reported Net Income 166$ 161$ Margin 928$ 901$ O & M - Non-Pass thru 284 279 O & M - Pass thru 60 60 Depreciation 218 209 Other Taxes 61 57 Interest 72 66 Other Income 26 19 Income Taxes 93 88 Appendix 27

28 $ in millions 2015 2014 2015 2014 Gross Revenue 843.3$ 779.0$ 200.9$ 232.5$ Gross Margin % (1) 14.5% 17.5% 16.5% 17.5% EBITDA (2) 109.2$ 118.6$ 30.7$ 37.6$ Depreciation & Amortization 44.5$ 36.2$ 11.8$ 9.6$ Earnings From Operations (2) 67.7$ 82.5$ 20.0$ 27.9$ Interest (3) 15.3$ 10.2$ 3.9$ 3.7$ Net Income (2) 29.7$ 43.1$ 10.1$ 15.5$ Ending Backlog 665$ 625$ Footnotes: 1) Rounded to nearest 0.5% 2) After allocations 3) Additional interest expense allocated in 2015 as a result of sale of Coal Mining in 2014 12 Months Ended Dec 31 3 Months Ended Dec 31 Infrastructure Services Metrics Appendix

 General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid contracts. Blanket contracts are ones which a customer is not committed to specific volumes of services, but where we have been or expect to be chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid contracts are ones which a customer will commit to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • For blanket work, backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. • For bid work, backlog represents the value remaining on contracts awarded or that we reasonably expect to be awarded, but are not yet completed. • While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog.  Backlog for Infrastructure Services estimated as follows: • For blanket work, estimated backlog as of 12/31/15 is $475 million. The estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months is multiplied by 80% to factor in such unknowns as weather and potential budgetary restrictions of customers. • For bid work, estimated backlog as of 12/31/15 is $190 million. • Total estimated backlog as of 12/31/15: $665 million compared to $635 million at 9/30/15 29 Infrastructure Services Estimated Backlog Appendix

30 $ in millions 2015 2014 2015 2014 Revenue 199.9$ 129.8$ 65.9$ 37.3$ Gross Margin as % of Revenue 22% 24% 22% 22% EBITDA (1) 3.5$ (5.9)$ 1.8$ (2.6)$ Interest 1.2$ 1.2$ 0.3$ 0.3$ 179D Tax Deductions (2) 6.1 3.7 6.1 3.7 Net Income / (Loss) (1) 7.3$ (3.2)$ 7.7$ 1.5$ Ending Backlog (3) 226$ 144$ 226$ 144$ New Contracts 258$ 189$ 107$ 57$ Footnote: 1) After allocations 3) Represents signed contracts 2) Net income impact to VESCO, net of related expenses; EPS impact to Vectren of approx. $0.05 and $0.04 per share, respectively, in 2015 & 2014, net of related expenses 12 Months Ended Dec 31 3 Months Ended Dec 31 Energy Services Metrics Appendix

The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income (loss) to those results excluding Coal Mining results in 2014 and ProLiance results in 2013, the respective years of disposition. Note that the Coal Mining and ProLiance results that are excluded below include corporate allocated expenses. Please refer to the following slide for further details regarding the company’s use of Non-GAAP measures. Non-GAAP Measures (In millions, except EPS) GAAP Measure Exclude Coal Mining Losses Non-GAAP Measure Consolidated Net Income 166.9$ 21.1$ 188.0$ Basic EPS 2.02$ 0.26$ 2.28$ Nonutility Group Net Income 18.0$ 21.1$ 39.1$ (In millions, except EPS) GAAP Measure Exclude ProLiance Losses Non-GAAP Measure Consolidated Net Income 136.6$ 37.5$ 174.1$ Basic EPS 1.66$ 0.46$ 2.12$ Nonutility Group Net Income (Loss) (4.5)$ 37.5$ 33.0$ Twelve Months Ended December 31, 2014 Twelve Months Ended December 31, 2013Appendix 31

32 Results Excluding Coal Mining and ProLiance Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income (loss), excluding the results from Coal Mining in 2014 and ProLiance in 2013, to evaluate its results. Coal Mining and ProLiance results that are excluded from the GAAP measures are inclusive of holding company costs (corporate allocations, interest and taxes). Management believes analyzing underlying and ongoing business trends is aided by the removal of Coal Mining and ProLiance results and the rationale for using such non-GAAP measures is that the Company has now exited the coal mining and gas marketing businesses. Management believes this presentation provides the best representation of the overall results of the ongoing operations. A material limitation associated with the use of these measures is that measures excluding Coal Mining and ProLiance results do not include all costs recognized in accordance with GAAP. Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures. This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results. Contribution to Vectren's basic EPS Per share earnings contributions of the Utility Group, Nonutility Group excluding Coal Mining results in 2014 and ProLiance results in 2013, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in the Company’s consolidated results divided by the Company’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups; instead they represent a direct equity interest in the Company's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by the Company’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Per share amounts of the Utility Group and the Nonutility Group are reconciled to the GAAP financial measure of basic EPS by combining the two. Any resulting differences are attributable to results from Corporate and Other operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Use of Non-GAAP Performance Measures and Per Share Measures Appendix

33 Additional Information Overview Appendix

Vectren’s Compelling Business Mix 34 Appendix Vectren Nonutility Infrastructure Services Energy Services Vectren Utility Indiana - Vectren North (Gas) 580,000 Customers Indiana - Vectren South (Electric) 144,000 Customers Indiana - Vectren South (Gas) 111,000 Customers Vectren Ohio (Gas) 314,000 Customers ~1.1 million total utility customers Constructive regulation/ legislation in IN & OH Distribution & Transmission Pipeline Construction Performance Contracting & Sustainable Infrastructure Projects

Appendix

Vectren's Recent Milestones

Infrastructure Opportunities Leading the Way

VECTREN

Growth Strategy Development

- Vectren's strategy since '10 has focused on utility growth led by gas system investment and a narrowed nonutility business mix
- Strategy was driven by a goal to achieve higher earnings growth, lower risk, and a simplified structure
- Overall growth driven by significant infrastructure investments; nonutility growth also driven by efficiency and sustainable infrastructure projects


Milestones
Acquire Infrastructure Services (Minnesota Ltd) March 2011
Exit Retail Gas Marketing (Vectren Source) December 2011
Exit Wholesale Gas Marketing (ProLiance) June 2013
Ohio Infrastructure 5-Year Investment Plan Approved (Gas) February 2014
Acquire Energy Services (Chevron ES - federal sector) April 2014
Indiana Infrastructure 7-Year Investment Plan Approved (Gas) August 2014
Exit Coal Mining (Vectren Fuels) August 2014

35

36 Additional Information Utility Appendix

37 Utility Business Review Rate Base Continuing Opportunity to Earn Overall Utility Allowed ROE of ~10.3% in 2016 Significant Gas Rate Base Growth (1) Gas rate base growth attributable to infrastructure investments under approved regulatory mechanisms (2) Electric rate base is being managed to approx. flat over the next five years to mitigate customer bill impacts, though evaluating requirements of federally mandated environmental regulations that will lead to higher electric cap ex in the mid- to long-term time horizon $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2014A 2015A 2016E 2017E 2018E 2019E 2020E Utility Rate Base Gas Electric * Utility Shared Assets In millions * Includes ~ $115M (on avg.) of FERC electric transmission assets Rate Base Growth – Overall: 5-6%; Gas(1): 9-10%; Electric(2): <1% Appendix

Appendix

Utility Business Review

Cap Ex

Utility growth driven by expected investments in gas system infrastructure

Utility Cap Ex ($ in millions)	2015A	Forecast 2016E	2017E	2018E	2019E	2020E	5-Yr Total 2016E-2020E
Indiana	$ 194	$ 255	$ 225	$ 170	$ 165	$ 170	$ 985
Ohio	106	90	110	105	110	105	520
Gas Utilities	**$ 300**	**$ 345**	**$ 335**	**$ 275**	**$ 275**	**$ 275**	**$ 1,505**
Electric Utility	86	95	95	115	100	90	495
Utility Shared Assets & Other	25	40	30	40	70	50	230
Utility Consolidated	$ 411	$ 480	$ 460	$ 430	$ 445	$ 415	$ 2,230
Gas Utility Cap Ex with Recovery/Deferral Mechanisms (included in table above)							
Indiana, Gas Utilities - SB251		$ 85	$ 90	$ 80	$ 80	$ 80	$ 415
Indiana, Gas Utilities - SB560		100	95	45	40	40	320
Ohio - Distribution Replacement Rider (DRR)		45	45	60	60	55	265
Ohio - HB95		45	60	45	50	50	250
Subtotal - Gas		**$ 275**	**$ 290**	**$ 230**	**$ 230**	**$ 225**	**$ 1,250**

- Rate base growth thru 2020 primarily due to approved/recoverable gas investments
  - Five-year total for gas cap ex of $1.5 billion is up from $1.3 billion primarily due in part to an acceleration of our bare steel and cast iron replacement program in Ohio expected to begin in 2018
  - Five-year electric utility cap ex is modestly higher due to infrastructure improvement projects that have been identified; evaluating appropriate recovery options
  - Five-year total shared assets cap ex is up from $115 million as we evaluate needs for upgraded information systems to support operations
- Depreciation & amortization expense of ~$215-265 million per year expected through 2020
  - Gas utilities: ~$105-140 million/yr.; Electric: ~$85-95 million/yr.; Utility shared: ~$25-30 million/yr.

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39 Utility Business Review Regulatory Outlook Utilities operate in constructive states for regulation and legislation Electric IN-South IN-North Ohio IN-South Infrastructure Replacement Recovery Under SB 560   Recovery of Federal Mandates Under SB 251    Infrastructure Environmental CapEx Recovery Under SB 29  Infrastructure Replacement Recovery Under DRR*  Non-DRR CapEx Deferral Under House Bill 95  Straight Fixed Variable Rate Design  Margin Decoupling or Lost Margin Recovery    Normal Temperature Adjustment   Gas Cost and Fuel Cost Recovery     Unaccounted for Gas    Costs Bad Debt Expense  Bad Debt Related to Gas Costs   Demand Side Management/Energy Efficiency Costs    MISO Transmission Costs  *DRR: Distribution Replacement Rider Gas Appendix

40 Additional Information Nonutility Appendix

VISCO Business Profile 41 Appendix Minnesota Limited Transmission Division • Pipeline construction and maintenance in natural gas, oil, and liquids industry • President – Chris Leines 25 years industry experience • Seasoned management team • 2015 peak employment – 1,050 • Geographic focus: Midwest, Northeast and Northern US • Primary construction services – mainline and gathering pipeline; compressor stations; pump stations; terminal work; tank farms; pipeline maintenance; hydrostatic testing Miller Pipeline Distribution Division • Pipeline construction and maintenance in natural gas distribution industry • President – Kevin Miller, 30 years industry experience • Seasoned management team • 2015 peak employment – 2,650 • Geographic focus: Eastern half of the US • Primary construction services – new mains and services; replacement mains and services; external and internal joint repair; vacuum excavation and horizontal directional drilling Miller Pipeline Water/Wastewater Div. • Pipeline construction and repair in water and wastewater pipeline markets • President – Chris Schuler, 25 years industry experience • Seasoned management team • 2015 peak employment – 95 • Geographic focus: Midwest and Southern US • Primary services – water pipeline construction; wastewater rehab utilizing cured in place pipe, fold in form pipe; internal joint repair and horizontal directional drilling

VISCO Long-Term Customer Relationships 42 Appendix Long-Term Customers Long-term customer relationships are key • Relationship with top 10 distribution customers averages ~25 years Reputation for high quality construction work and customer service Shared culture of commitment to safety with our customers Building on our history and reputation, added several significant new customers over the past few years

VISCO Competitive Landscape 43 Appendix Overview of the Competitive Landscape Consolidation continues in our industry • Fragmented market – many small family-owned contractors still servicing geographic territories •Market has a preference for larger contractors • VISCO has strong brand recognition in the industry VISCO’s seasoned management team has the ability to adapt to market changes • Extensive acquisition experience over many years • 8 acquisitions (1 large – Minnesota Ltd - and 7 small)

VESCO Business Profile 44 Appendix

VESCO At a Glance 45 Appendix

VESCO Market Sectors and Customers 46 Appendix Performance Contracting (1) Re-compete process underway (2) Awarded in 2015 after under- going a re-compete process * US Army Corps of Engineers

VESCO Competitive Landscape 47 Appendix ©2014 Navigant Consulting, Inc. All rights reserved. Performance Contracting Sustainable Infrastructure (CHP, Biomass) Power System Engineering Services